Exhibit 10.1

FIRST AMENDMENT TO

PLAINSCAPITAL CORPORATION

2009 LONG-TERM INCENTIVE PLAN

THIS FIRST AMENDMENT TO THE PLAINSCAPITAL CORPORATION 2009 LONG-TERM INCENTIVE PLAN (this “Amendment”) is made and entered into effective as November 10, 2011, by PLAINSCAPITAL CORPORATION, a Texas corporation (the “Company”) for purposes of amending the PlainsCapital Corporation 2009 Long-Term Incentive Plan (the “Plan”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

WHEREAS, the Company sponsors the Plan to attract and retain the services of key employees and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company; and

WHEREAS, the Company desires to change the date that automatic grants of Restricted Stock are made to Outside Directors under the Plan; and

WHEREAS, pursuant to Article 10 of the Plan, the Company has the authority to amend the Plan at any time.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 7.1 of the Plan is hereby deleted in its entirety and replaced with the following new Section 7.1:

7.1 Automatic Grants. Subject to the terms and conditions of this Plan, each Outside Director of the Company who does not elect to decline to participate in the Plan shall automatically be granted Restricted Stock as follows: on the date of the Company’s annual shareholder meeting that occurs in each year, each Outside Director shall automatically be granted a number of shares of Restricted Stock having an aggregate Fair Market Value of the Common Stock on the Date of Grant equal to $15,000, so long as such Outside Director has not suffered a Termination of Service as an Outside Director prior to such date. Notwithstanding the foregoing, in the case of any grant of Restricted Stock made pursuant to this Section 7.1, such grant shall only be made if the number of shares available to be granted under Section 5.1 is sufficient to make all automatic grants required to be made pursuant to this Section 7.1 on such Date of Grant.

2. Except as specifically amended, altered, modified and changed by this Amendment, the Plan remains in full force and effect as originally written.

[Signature Page Follows.]

IN WITNESS WHEREOF, this Amendment is executed this 10 day of November, 2011.

PLAINSCAPITAL CORPORATION

By:	/s/ Alan B. White

Its:	Chairman and Chief Executive Officer

Date:	November 10, 2011

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